HP Confidential                                             Lexmark Confidential


                    PATENT CROSS-LICENSE AGREEMENT (redacted)

         This Agreement is effective October 1, 1996 between Hewlett-Packard Company, incorporated under the laws of the State of California, with a place of business at 3000 Hanover Street, Palo Alto, California 94304, U.S.A. ("HP"), and Lexmark International, Inc., incorporated under the laws of the State of Delaware, with a place of business at 740 New Circle Road, Lexington, Kentucky, 40511, U.S.A., ("Lexmark");

        Whereas, HP and Lexmark (formerly known as "IBM Information Products Corporation") have entered into a previous Agreement dated March 26, 1991 (hereinafter "Previous Agreement") relating to patent rights of HP and Lexmark;

        Whereas, HP has brought certain HP patents to Lexmark's attention in connection with certain Lexmark products;

        Whereas, Lexmark has brought certain Lexmark patents to HP's attention in connection with certain HP products;

        Whereas,HP and Lexmark desire to resolve these patent disputes amicably;

        Whereas,  HP  and  Lexmark  desire  to  promote  individual   research,
advancement of printing technology, and development of new products; and

        Whereas, HP and Lexmark desire to each obtain greater design freedom for their own products and to avoid infringement of the other party's patents;

        Now, Therefore, in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.      Definitions.

         1.1 "Subsidiaries" means any corporation or other business entity in which either party now or hereafter owns or controls more than fifty percent (50%) of the outstanding voting stock or other voting rights entitled to elect directors, but such corporation or entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

         1.2 "Licensed Patents" means any and all patents throughout the world, including utility models and including design patents/registrations for type fonts (but not including any other design patents, industrial designs or design registrations) issued or issuing on applications entitled to a first effective
filing date before       *       under which patents or  applications  therefor
either party (as a Licensor) or any of its subsidiaries now has or hereafter obtains the right to grant licenses to the other party (as a Licensee) of
or within the scope granted herein          *




*Confidential portion has been omitted and filed separately with the Securities and Exchange Commission ("SEC")

HP Confidential                                             Lexmark Confidential



                                     *
                                     *                                       The
term "Licensed Patents" shall also  include  any  patent reissuing on any of the
aforesaid patents.                   *


         1.3      "Printers" means


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         1.4      "Print Mechanisms" means

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         1.5      "OEM Inkjet Printer Subassemblies" means

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         1.6      "Printer Consumables" means

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HP Confidential                                             Lexmark Confidential

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         1.7      "Customized OEM Consumables" means


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         1.8      "Printer Consumable Components" means


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         1.9      "Printer Accessories" means



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HP Confidential                                             Lexmark Confidential

         1.10     "Print Media" means

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         1.11     "Licensed Products" means any one or more of and only the
                   following:
                  (a)      Printers;
                  (b)      Print Mechanisms;
                  (c)      Printer Service Items;
                  (d)      typewriters;
                  (e)      OEM Inkjet Printer Subassemblies;
                  (f)      Printer Consumables;
                  (g)      Customized OEM Consumables;
                  (h)      Third Party Inkjet Consumables;
                  (i)      Printer Consumable Components;
                  (j)      Printer Accessories;
                  (k)      Print Media;
                  (l)      Printer Consumable Material; and
                  (m) manufacturing apparatus and methods used to fabricate any one or more of (a) through (l) above.

         1.12     "Printer Consumable Material" means


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          1.13    "Inkjet"  means  printing  technology in which thermal  energy is used to eject droplets of ink onto a medium to create images or text.

          1.14 "Inkjet Products" means


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HP Confidential                                             Lexmark Confidential







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         1.17     "Third Party Inkjet Consumables" means


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HP Confidential                                             Lexmark Confidential



         1.18     "Printer Service Items" means


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         1.20     "Acquired Printer Company Products" means


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         1.21     "Product Platform" means:


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         1.22     "Product Models" means


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HP Confidential                                             Lexmark Confidential





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2.       Previous Agreement.

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          2.2  Paragraph 5.2 of the Previous  Agreement is hereby  terminated in all respects and is not replaced by any provision of this Agreement.

          2.3 Paragraph 5.3 of the Previous Agreement is hereby terminated in all respects and is not replaced by any provision of this Agreement.

3.       Grants and Releases.

         3.1 Each party (as a Releasing Party) forever releases and discharges the other party (as a Released Party), its Subsidiaries and all purchasers and users of Licensed Products sold by the Released Party or any of its Subsidiaries before the effective date of this Agreement from all claims and liabilities for any infringement of the Licensed Patents prior to the effective date of this Agreement with respect to those products.

         3.2 Subject to the limitations set forth in paragraphs 3.2.1 and 3.2.2 below, each party (as a Licensor) hereby grants to the other party (as a Licensee) and its Subsidiaries a worldwide, royalty free, non-exclusive license, without the right to sublicense, to make, have made (as provided below in
Section 4), use,  import,  offer for sale,  sell,  or otherwise  dispose of: (a)
Inkjet  Products  (excluding  OEM Inkjet Printer  Subassemblies  and Third Party
Inkjet Consumables)                          *
                  *               (b) OEM Inkjet Printer Subassemblies and Third
Party Inkjet Consumables             *                and (c) all other Licensed
Products                      *


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HP Confidential                                             Lexmark Confidential



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          3.4 This Agreement is a patent cross license agreement.  Neither party
is  licensed  under  the  copyrights            *
                                                *
mask works, trademarks, trade names, trade dress, or trade secrets (or other confidential information) of the other party. Nothing in this Agreement shall be read to authorize either party to make any representations to the contrary to
third parties                       *
                                    *


         3.5  Each  party  (as a  Licensor)  grants  to the  other  party  (as a
Licensee)  and its  Subsidiaries  a worldwide,  non-exclusive  license under the
Licensed Patents, without the right to sublicense, to make, have made (as provided in Section 4), use, import, offer for sale, sell, or otherwise dispose of (a) Acquired Printer Company Products, but only for a period ending
    * after the acquisition of the respective acquired third party, and (b) spare parts and accessories (but not consumables) for Acquired Printer Company Products, but only for a period ending * after the acquisition of the respective acquired party, at a royalty rate equal to the lesser of (1)
    * realized from the sale of Acquired Printer Company Products and spare parts and accessories for those products for each patent practiced by the products licensed under this Subsection 3.5, (2) * realized from the sale of such products, and (3) the royalty rate that would have applied under any separate agreement between the Licensor and the respective acquired party had such party not been acquired. In the event either party (as a Licensee) fails to cure a material breach of this Subsection 3.5 within sixty (60) days after the date of receipt of written notice of such breach, the other party (as a Licensor) may terminate the licenses granted to the Licensee pursuant to this Subsection 3.5.



*Confidential portion has been omitted and filed separately with the SEC










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HP Confidential                                             Lexmark Confidential






         3.6 If an entity ceases to be a Subsidiary, then all rights and licenses granted to that Subsidiary under this Agreement shall automatically terminate.

4.       Have-Made Rights.

         4.1 Subject to Subsection 4.3, any license granted under any of the
above provisions to have Printers, Print Mechanisms, typewriters        *
                                         *
       * made by a third-party manufacturer for the use, importation, offer for sale, sale or other disposition by a party or any of its Subsidiaries requesting such making ("the Requesting Party") shall be restricted to all of the following conditions:

                  4.1.1 The designs, specifications and working drawings for the manufacture of such products must be owned and furnished by, and also must originate with the Requesting Party (or with the Requesting Party's contractor, whether or not the contractor is also the third party manufacturer);

                  4.1.2 Unless the Requesting Party's contractor is the third party manufacturer, the designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than adaptation to the production processes and standards normally used by the third-party manufacturer, which adaptation changes the characteristics of such products only to a negligible extent; and

                  4.1.3 Any products made pursuant to this Subsection 4.1 by a third-party manufacturer shall be purchased by the Requesting Party.

                  4.1.4 If a third party contractor or manufacturer originates the designs, specifications and working drawings of Printers, Print
         Mechanisms, typewriters,                   *
                                           *
         any patents or patent applications, which are based on inventions made in the contract,and which cover such products or any portion thereof, must be licensable by the Requesting Party to the other party on a royalty-free basis and subject to the terms and conditions of this Agreement.


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HP Confidential                                             Lexmark Confidential


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          4.2 Subject to  Subsection  4.3, any license  granted under any of the
above  provisions  to have Printer  Consumables           *
                          *                              made by a  third-party
manufacturer   for  the  use,   importation,  offer   for  sale,  sale or other
disposition by  a party or  any  of its  Subsidiaries  requesting  such  making
("the  Requesting  Party")   shall   be  restricted  to all  of  the  following
conditions:

                  4.2.1 The designs, specifications and working drawings for the manufacture of such products must be owned by, furnished by, and originate with the Requesting Party;

                  4.2.2 The designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than minor adaptation to the production processes and standards normally used by the third-party manufacturer, which adaptation changes the characteristics of such products only to a negligible extent; and

                  4.2.3 Any products made pursuant to this Subsection 4.2 by a third party manufacturer shall be purchased by the Requesting Party.

         4.3 Solely with regard to      *       any license  granted under   any
of the above provisions to have Licensed Products made by a third-party manufacturer for the use, importation, offer for sale, sale or other disposition by a party or any of its Subsidiaries requesting such making ("the Requesting Party") shall be restricted to all of the following conditions:

                  4.3.1 The designs, specifications and working drawings for the manufacture of such products must be owned by, furnished by, and originate with the Requesting Party;

                  4.3.2 The designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than minor adaptation to the production processes



*Confidential portion has been omitted and filed separately with the SEC









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
HP Confidential                                             Lexmark Confidential



         and standards normally used by the third-party manufacturer, which adaptation changes the characteristics of such products only to a negligible extent; and

                  4.3.3 Any and all products  made  pursuant to this  Subsection
         4.3 by a third-party manufacturer shall be purchased by the Requesting Party.




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5.       Warranty and Disclaimer.

         5.1 Each party warrants that it has the right to grant the licenses set forth in Section 3 hereof. Neither party makes any other representations or warranties, express or implied, nor does either party assume any liability with respect to any infringement of patents or other rights of third parties due to the other party's operation under the licenses granted herein, nor does either party assume any responsibility for enforcement of its patents against third parties.

         5.2 Lexmark warrants that Lexmark International Group, Inc. ("LIG") and its subsidiaries (other than Lexmark or Subsidiaries of Lexmark) currently do not own any patents. In the event LIG itself becomes the owner of any patents, which if owned by Lexmark would be within the scope of the Licensed Patents as defined in this Agreement, Lexmark also warrants that it will cause such patents to be licensed to HP and its Subsidiaries on the same basis as the Licensed Patents.




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HP Confidential                                             Lexmark Confidential

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6.       Confidentiality.

         6.1 The parties agree that although the existence of this Agreement is not confidential, the terms are confidential. Each party shall use the same degree of care to prevent disclosure of the terms of this Agreement to any third party as it uses to protect its own most sensitive confidential information. In no event will this obligation of confidentiality preclude any disclosure required by law or by a regulatory authority, provided that prior to making any such disclosure of the terms of this Agreement a party shall promptly consult in advance with the other party and shall use all commercially reasonable efforts to obtain written assurance that confidential treatment will be accorded to such information. If any party determines upon the advice of counsel that this Agreement or any part of it is required to be filed with the Securities and Exchange Commission, the parties agree that: (a) confidential treatment shall be sought for the provisions of the Agreement as indicated by the redacted copy of this Agreement attached hereto as Exhibit 4, (b) the party making the filing shall give the other party the opportunity to review and provide input on the filing and the confidential treatment request, and (c) the filing party will give the other party a copy of any submission. The parties further agree that neither party will issue a press release or otherwise make a public announcement relating to the existence or provisions of this Agreement without the prior written consent of the other party, except as set forth in Exhibit 3 in the case of Lexmark and as may be adapted with respect to company specific information in the case of either HP or Lexmark.

         6.2 Notwithstanding the provisions of Subsection 6.1, if either party determines that a potential Change of Control may take place with regard to a particular third party and that it is reasonably necessary to disclose the terms of Section 7 and Exhibit 2 of this Agreement, then such party may disclose such information, provided such party shall use all commercially reasonably efforts to obtain written assurance that confidential treatment will be accorded such information.

        6.3 In the event of termination of a license under Section 7 of this Agreement, each party may make a public disclosure (subject to the provisions of Subsection 6.1) concerning the termination and the surviving licenses.

7.       Term and Termination.

        7.1 The term of this Agreement shall be from the effective date hereof until the expiration of the last to expire of the patents licensed hereunder.

        7.2  All licenses granted by this Agreement under         *
may be terminated: (a) by HP if a Change of Control, as defined in Exhibit 2, occurs with respect to Lexmark, LIG, or any successor entity to either of them; or (b) by



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HP Confidential                                             Lexmark Confidential


Lexmark if a Change of Control, as defined in Exhibit 2, occurs with respect to HP or any successor entity to it. In order to be effective, such termination must be in accordance with paragraphs 7.2.1 and 7.2.2.

                  7.2.1 Any termination pursuant to this Subsection 7.2 shall be effective as of the date that such Change of Control takes place provided that the party terminating the licenses gives written notice to the other party as set forth in paragraph 7.2.2.

                  7.2.2 Each party shall give the other party prompt written notice of the occurrence of a Change of Control of such party. The party seeking to terminate licenses pursuant to this Subsection 7.2 must provide the terminated party with written notice of termination within ninety (90) days of the date of receipt of the notice of the occurrence of a Change of Control or the licenses shall remain in effect.

                  7.2.3 Notwithstanding any provisions to the contrary, in the event of a termination of licenses pursuant to this Section 7, the terminating party (as a Licensor) hereby grants to the terminated party (as a Licensee) and its Subsidiaries a worldwide, royalty-free,
         non-exclusive license under                   *
         to make, have made (as provided in Section 4), use, import, offer for sale, sell or otherwise dispose of Licensed Products as follows:

               (a) Printer Accessories, Printer Service Items, Printer Consumables, Customized OEM Consumables, Printer Consumable Components, Print Media, and Printer Consumable Material: (i) for a period

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               (b) Printers, Print Mechanisms, and typewriters for a period

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                  7.2.4 Any termination of licenses  pursuant to this Subsection
         7.2 shall not relieve the party whose licenses are terminated of any obligation or liability accrued hereunder, and such termination shall not affect in any manner any licenses or other rights granted to the other party under this Agreement. In the event of the termination of any patent licenses under this Subsection 7.2, all other rights and obligations under this Agreement shall remain in effect.



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HP Confidential                                             Lexmark Confidential

         7.3 Except as otherwise provided in this Section 7 and in Subsection 3.5, in the event either party fails to cure or is unable to cure a material breach of this Agreement within sixty (60) days after receipt of written notice of such breach, the other party may bring an action for breach under this Subsection 7.3. The non-breaching party shall be entitled only to damages and/or injunctive relief, except in cases where damages and/or injunctive relief would not be equitable for a particular material breach. In any such case, upon a final judicial determination that a material breach has occurred and was not timely cured or cannot be cured as provided in this Subsection 7.3 and that
other relief is not  equitable,  the breaching  party's  licenses under       *
                      *                                                   may be
terminated effective as of the date of receipt of written notice of such material breach by the breaching party. The parties agree that in the event of
such a termination of the breaching  party's licenses under         *        the
non-breaching  party   shall  only  be  licensed   under  the breaching  party's
       * entitled to a first effective filing date prior to the effective date of such termination. The parties further agree that in no event shall any remedy for breach include termination of the licenses to either party under
       * such licenses * and all the limitations and obligations associated with those licenses shall remain in effect.

8.        Miscellaneous.

          8.1 Merger: This Agreement (including attached Exhibits 1, 2, 3 and 4) constitutes the entire Agreement between the parties relating to

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          and  to  this  extent  supersedes  all  prior  proposals,  agreements, representations  and  other  communications  between  the  parties  with respect
to     *

          8.2 Amendment: No change in the provisions of this Agreement shall be valid unless in writing and signed by both parties.

          8.3  Assignment:  Neither party may assign,  sublicense,  or otherwise transfer its rights and obligations under this Agreement to any party at any time under any circumstances, without the prior written consent of the other party, including, without limitation, in the event of a Change of
Control (as defined in Exhibit 2) or by operation of law; provided, however, that (a) with respect to an assignment by operation of law, the consent of HP shall not be unreasonably withheld in any of the following cases: (i) a consolidation of Lexmark with LIG in which neither Lexmark nor LIG survives, (ii) a merger of Lexmark with a Lexmark Qualified Subsidiary in which Lexmark is not the surviving corporation, or (iii) a merger of Lexmark with a subsidiary of LIG (other than Lexmark) in which Lexmark is not the surviving corporation and such LIG subsidiary is subject to
jurisdiction   in  the  United  States,  was   formed  exclusively   to  acquire
Lexmark



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HP Confidential                                             Lexmark Confidential

and has no operating assets or independent business operations; and (b) with respect to an assignment by operation of law, the consent of Lexmark shall not be unreasonably withheld in either of the following cases: (i) a consolidation of HP with an HP Qualified Subsidiary in which neither HP nor the HP Qualified Subsidiary survives, or (ii) a merger of HP into an HP Qualified Subsidiary in which HP is not the surviving corporation.

                  8.3.1 For purposes of this Subsection 8.3, "Lexmark Qualified Subsidiary" means a Lexmark (a) wholly-owned subsidiary, (b) less than wholly-owned but at least majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary, or (c) Subsidiary, the only shares of which that are owned by Persons other than Lexmark or any of its Subsidiaries are directors' qualifying shares or shares owned
         solely  to  satisfy   local  law   ownership requirements.

                  8.3.2 For  purposes  of this  Subsection  8.3,  "HP  Qualified
         Subsidiary" means an HP (a) wholly-owned subsidiary, (b) less than wholly-owned but at least majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary, or (c) Subsidiary, the only shares of which that are owned by Persons other than HP or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements.

                  8.3.3 Any permitted successors or assigns of either party shall be bound by the terms and conditions of this Agreement.

         8.4 Neither party shall assign or convey any of its Licensed Patents (or applications therefor) unless such assignment or conveyance is made subject to the terms and conditions of this Agreement.

         8.5 Disputes: With regard to any dispute arising out of this Agreement, the parties shall first attempt to settle the same by means of amicable, sensible and generally reasonable discussions and/or negotiations held between the parties for at least sixty (60) days before filing any suit or action.

         8.6 Waiver: The failure or delay of either party in exercising any of its rights hereunder, including any rights with respect to a breach of any obligation to pay royalties by the other party, shall in no way operate as a waiver of such rights or prevent the assertion of such rights with respect to any later breach or default by such other party.

         8.7 Exhibits:   Exhibits  1, 2, 3 and 4  referred  to  herein  shall be
construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

HP Confidential                                             Lexmark Confidential

         8.8 Headings and Days: The headings used in this Agreement are for reference and convenience only and shall not be used in interpreting the provisions of this Agreement. All references to "days" in this Agreement shall mean calendar days unless otherwise stated.

         8.9 No Other Licenses: Nothing contained in this Agreement shall be deemed to grant, either directly or by implication, estoppel, or otherwise, any licenses under patents or other intellectual property rights other than as specifically provided in this Agreement.

         8.10 Unenforceability:   Should any provision of this Agreement be held
unenforceable, such holding shall not affect the validity and enforceability of the remaining provisions of this Agreement.

         8.11 Notice: Any notice or acceptance provided for in this Agreement shall be in writing and (except as otherwise provided in Subsection 3.5, 7.2 and 7.3) shall be deemed to have been given on the date such communication is deposited in certified or registered first class mail, in an appropriately stamped envelope, addressed as follows (or to such other address as a party shall designate by written notice given to the other party):

                  Director of Patents and Licenses
                  Legal Department
                  Hewlett-Packard Company
                  3000 Hanover Street
                  Palo Alto CA  94303

                  General Counsel
                  Lexmark International, Inc.
                  740 New Circle Road, N.W.
                  Lexington, Kentucky  40511

          8.12 Waiver and Release: The parties hereto acknowledge the existence of Section 1542 of the Civil Code of the State of California which reads as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The parties hereby respectively expressly waive and relinquish all rights and benefits under Section 1542, and any law or legal principle of similar effect in any jurisdiction, with respect to the releases granted in Subsection 3.1.

          8.13 Choice of Law: This Agreement shall be governed by the laws of the State of California.

HP Confidential                                             Lexmark Confidential

In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the day and year first set forth above.


Hewlett-Packard Company                Lexmark International, Inc.

By:  /s/ Antonio Perez                 By:  /s/ Paul J. Curlander
     -------------------------------        ------------------------------------

Typed Name:  Antonio Perez             Typed Name: Paul J. Curlander
             -----------------------               -----------------------------

Title:Vice President,General Manager   Title:Executive Vice President,Operations
      ------------------------------         -----------------------------------

Date: October 17, 1996                 Date:  October 18, 1996
      ------------------------------          ----------------------------------

HP Confidential                                             Lexmark Confidential




                                    EXHIBIT 1
                                    ---------

                            CONFIDENTIAL PORTION HAS
                            BEEN OMITTED AND FILED
                            SEPARATELY WITH THE SEC

HP Confidential                                             Lexmark Confidential

                                    EXHIBIT 2
                                    ---------

         "Actual  Voting  Power" with  respect to a  corporation  shall mean the
          ---------------------
         total number of votes that may be cast in the election of directors (or other managing authority if not a corporation) of such corporation at any meeting of stockholders of such corporation, assuming all shares of common stock and other securities of such corporation entitled to vote generally in the election of directors of such corporation were present and voted at such meeting, other than votes that may be cast only by one class or series of stock (other than common stock) upon the happening of a contingency. Options and other convertible securities, prior to the exercise or conversion of any such securities, shall not count for the purposes of determining "Actual Voting Power" in this
         Exhibit 2.

         "Affiliate"  shall mean, when used with respect to a specified  Person,
          ---------
         another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.




                                    CONFIDENTIAL PORTION HAS
                                    BEEN OMITTED AND FILED
                                    SEPARATELY WITH THE SEC




         A "Change of Control" shall have occurred with respect to an entity for
            -----------------
         the purposes of this Agreement if any one or more of the following shall occur:

                    (1) The entity or any of its Subsidiaries  shall consolidate with, or merge with and into, any other Person and the other Person shall be the continuing or surviving corporation (other than with any of its or, if the entity is Lexmark, its parent holding company's (A) wholly-owned subsidiaries, (B) less than wholly-owned but at least a majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any oral or written agreement with a Person which is not a Subsidiary, or (C) Subsidiary, the only shares of which that are owned by Persons other than the entity or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements), and as a part of such transaction such other Person or its Subsidiaries or shareholders become the owner of Equity Securities representing more than fifty percent (50%) of the Actual Voting Power of the entity.

HP Confidential                                             Lexmark Confidential

                           (2) Any Person or any of its Subsidiaries shall consolidate with the entity, or merge with and into the entity and the entity shall be the continuing or surviving corporation of such consolidation or merger (other than any consolidation or merger with any of such entity's or, if the entity is Lexmark, its parent holding company's (A) wholly-owned subsidiaries, (B) less than wholly-owned but at least a majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary or, (C) Subsidiary, the only shares of which that are owned by Persons other than the entity or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements) and, in connection with such consolidation or merger, all or part of the capital stock shall be changed into or exchanged for stock or other securities of any Person (including the entity) or cash or any other property, and as a part of such transaction such other Person or its Subsidiaries or shareholders become the owner of Equity Securities representing more than fifty percent (50%) of the Actual Voting Power of the entity.




                                    CONFIDENTIAL PORTION HAS
                                    BEEN OMITTED AND FILED
                                    SEPARATELY WITH THE SEC

HP Confidential                                             Lexmark Confidential

                                    CONFIDENTIAL PORTION HAS
                                    BEEN OMITTED AND FILED
                                    SEPARATELY WITH THE SEC










                           (6) An  entity  shall  file  a  voluntary petition in
                  bankruptcy or a Person shall file in a court of competent jurisdiction an involuntary petition in bankruptcy against an entity and such involuntary petition is not withdrawn, dismissed or stayed within ninety (90) days thereafter.

                           (7) An entity which is insolvent  shall be liquidated
                  or dissolved;  provided,  however,  that a merger in which the
                                 --------   -------
                  entity is not the surviving or resulting corporation does not constitute a dissolution within the meaning of this subparagraph (7).



                                    CONFIDENTIAL PORTION HAS
                                    BEEN OMITTED AND FILED
                                    SEPARATELY WITH THE SEC

HP Confidential                                             Lexmark Confidential


                                    CONFIDENTIAL PORTION HAS
                                    BEEN OMITTED AND FILED
                                    SEPARATELY WITH THE SEC



         "Control,  "controlled  by" and "under common  control with" shall mean
          -------   ----------------     ----------------------------
         possession, directly or indirectly, of power to direct or cause the direction of management or policies, whether through ownership of securities or partnership, limited liability company or other ownership interests, by contract or otherwise.

         "Equity Securities" shall mean any securities of a corporation entitled
          -----------------
         to vote generally in the election of directors of such corporation (or if not a corporation, for election of a similar managing body).


                                    CONFIDENTIAL PORTION HAS
                                    BEEN OMITTED AND FILED
                                    SEPARATELY WITH THE SEC






         "Person" shall mean any individual,  firm,  corporation,  including HP,
          ------
         LIG or Lexmark, partnership, limited liability company, trust, joint venture, "Group" within the meaning of Section 13(d)(3) of the Exchange Act, court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign, or any arbitrator, of competent jurisdiction, or other entity, and shall include any successor (by merger or otherwise) of such entity.


                                    CONFIDENTIAL PORTION HAS
                                    BEEN OMITTED AND FILED
                                    SEPARATELY WITH THE SEC

HP Confidential                                             Lexmark Confidential




                                    CONFIDENTIAL PORTION HAS
                                    BEEN OMITTED AND FILED
                                    SEPARATELY WITH THE SEC



         "Subsidiaries"  means any corporation or other business entity in which
          ------------
         a Person now or hereafter owns or controls more than fifty percent (50%) of the outstanding voting stock or other voting rights entitled to elect directors, but such corporation or entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

HP Confidential                                             Lexmark Confidential







                                    EXHIBIT 3
                                    ---------

                    LEXMARK INTERNATIONAL AND HEWLETT-PACKARD
                   AGREE TO CROSS-LICENSE PATENTS FOR PRINTERS

                     -- Pact resolves infringement claims --


         LEXINGTON, Ky., __________, 1996 -- Lexmark International, Inc. today announced it has signed an agreement with Hewlett-Packard Company to cross-license each other's patents filed prior to a specified date.
         While the specific details of the agreement are confidential, the agreement generally gives the companies a worldwide license under the licensed patents for the manufacture and sale of printers, as well as accessories and consumable supplies designed for use with each company's own printers. The agreement resolves issues of patent infringement that had been raised by both companies and does not involve any royalty or other payments by either party.
         "Our customers will be the ultimate beneficiaries of this agreement, which gives us important flexibility and freedom in the continuing design and development of leading-edge printing solutions," said Marvin L. Mann, chairman and chief executive officer of Lexmark. "We are pleased to have resolved this issue to our mutual benefit."
         Lexmark holds nearly 2,000 patents worldwide and has filed more than 200 worldwide patent applications since its inception in 1991. The company has more than 100 cross-license agreements of various types with other companies. Lexmark first entered the color inkjet printer market in 1994 and now markets four models in retail channels -- the WinWriter 150c and the Color Jetprinter 1020, 2050 and 2070.

        Lexmark International, Inc., is a global developer, manufacturer and supplier of printing solutions and products, including laser, inkjet and dot-matrix printers and associated consumable supplies for the office and home markets. The company is a wholly owned subsidiary of Lexmark International Group, Inc. (NYSE: LXK). Lexmark, which had sales of $2.2 billion in 1995, has executive offices and its largest manufacturing center in Lexington, Ky.; other manufacturing centers are in Boulder, Colo.; Rosyth, Scotland; Orleans, France and Sydney, Australia. An additional facility will open in Juarez, Mexico, later this year.
     Information about Lexmark can be found in the company's home page at www.lexmark.com on the Internet. Editional contacts are: Jim Joseph, Lexmark International, Inc. (606) 232-2249; Stacie Savage, Hewlett-Packard Company
(619) 655-4451.

HP Confidential                                             Lexmark Confidential

                                    EXHIBIT 4
                                    ---------

                    PATENT CROSS-LICENSE AGREEMENT (redacted)

         This Agreement is effective October 1, 1996 between Hewlett-Packard Company, incorporated under the laws of the State of California, with a place of business at 3000 Hanover Street, Palo Alto, California 94304, U.S.A. ("HP"), and Lexmark International, Inc., incorporated under the laws of the State of Delaware, with a place of business at 740 New Circle Road, Lexington, Kentucky, 40511, U.S.A., ("Lexmark");

        Whereas,   HP and Lexmark  (formerly known as "IBM Information  Products
Corporation") have entered into a previous Agreement dated March 26, 1991 (hereinafter "Previous Agreement") relating to patent rights of HP and Lexmark;

        Whereas,   HP has brought  certain HP patents to Lexmark's  attention in connection with certain Lexmark products;

        Whereas,   Lexmark has brought certain Lexmark patents to HP's attention in connection with certain HP products;

        Whereas,HP and Lexmark desire to resolve these patent disputes amicably;

        Whereas,   HP  and  Lexmark  desire  to  promote  individual   research,
advancement of printing technology, and development of new products; and

        Whereas,   HP and Lexmark  desire to each obtain  greater design freedom for their own products and to avoid infringement of the other party's patents;

        Now,   Therefore,  in consideration of the mutual promises and covenants contained herein, the parties agree as follows:

1.      Definitions.

        1.1 "Subsidiaries" means any corporation or other business entity in which either party now or hereafter owns or controls more than fifty percent (50%) of the outstanding voting stock or other voting rights entitled to elect directors, but such corporation or entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.

        1.2 "Licensed Patents" means any and all patents throughout the world, including utility models and including design patents/registrations for type fonts (but not including any other design patents, industrial designs or design registrations) issued or issuing on applications entitled to a first effective
filing date before                  under which patents or applications therefor
either party (as a Licensor) or any of its Subsidiaries now has or hereafter obtains the right to grant licenses to the other party (as a Licensee) of or within the scope granted herein

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------



                                                   The term  "Licensed  Patents"
shall also include any patent reissuing on any of the aforesaid patents.




         1.3 "Printers" means









         1.4 "Print Mechanisms" means








         1.5 "OEM Inkjet Printer Subassemblies" means







         1.6 "Printer Consumables" means

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------












1.7 "Customized OEM Consumables" means











1.8 "Printer Consumable Components" means












1.9 "Printer Accessories" means

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------


1.10 "Print Media" means







1.11 "Licensed Products" means any one or more of and only the following:
          (a)      Printers;
          (b)      Print Mechanisms;
          (c)      Printer Service Items;
          (d)      typewriters;
          (e)      OEM Inkjet Printer Subassemblies;
          (f)      Printer Consumables;
          (g)      Customized OEM Consumables;
          (h)      Third Party Inkjet Consumables;
          (i)      Printer Consumable Components;
          (j)      Printer Accessories;
          (k)      Print Media;
          (l)      Printer Consumable Material; and
          (m) manufacturing apparatus and methods used to fabricate any one or more of (a) through (l) above.

1.12 "Printer Consumable Material" means









1.13 "Inkjet" means printing technology in which thermal energy is used to eject droplets of ink onto a medium to create images or text.

1.14 "Inkjet Products" means

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------























         1.17 "Third Party Inkjet Consumables" means

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------


1.18 "Printer Service Items" means

















1.20 "Acquired Printer Company Products" means










1.21 "Product Platform" means:







1.22 "Product Models" means

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------









2. Previous Agreement.




     2.2 Paragraph 5.2 of the Previous Agreement is hereby terminated in all respects and is not replaced by any provision of this Agreement.

     2.3 Paragraph 5.3 of the Previous Agreement is hereby terminated in all respects and is not replaced by any provision of this Agreement.

3.   Grants and Releases.

     3.1 Each party (as a Releasing Party) forever releases and discharges the other party (as a Released Party), its Subsidiaries and all purchasers and users of Licensed Products sold by the Released Party or any of its Subsidiaries before the effective date of this Agreement from all claims and liabilities for any infringement of the Licensed Patents prior to the effective date of this Agreement with respect to those products.

     3.2 Subject to the limitations set forth in paragraphs 3.2.1 and 3.2.2 below, each party (as a Licensor) hereby grants to the other party (as a Licensee) and its Subsidiaries a worldwide, royalty free, non-exclusive license, without the right to sublicense, to make, have made (as provided below in Section 4), use, import, offer for sale, sell, or otherwise dispose of: (a)
Inkjet Products (excluding OEM Inkjet Printer Subassemblies and Third Party Inkjet Consumables)
                            (b) OEM Inkjet Printer Subassemblies and Third Party

Inkjet Consumables                                    and (c) all other Licensed
Products

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------













         3.4 This Agreement is a patent cross license agreement. Neither party is licensed under the copyrights mask works,trademarks, trade names,trade dress,
or trade secrets (or other confidential information) of the other party. Nothing in this Agreement shall be read to authorize either party to make any representations to the contrary to third parties

         3.5  Each  party  (as a  Licensor)  grants  to the  other  party  (as a
Licensee)  and its  Subsidiaries  a worldwide,  non-exclusive  license under the
Licensed Patents, without the right to sublicense, to make, have made (as provided in Section 4), use, import, offer for sale, sell, or otherwise dispose of (a) Acquired Printer Company Products, but only for a period ending after the acquisition of the respective acquired third party, and (b) spare parts and accessories (but not consumables) for Acquired Printer Company
Products,  but only for a period ending                 after the acquisition of
the  respective  acquired  party,  at  a royalty rate equal to the lesser of (1)
                    realized from the sale of Acquired Printer Company Products and spare parts and accessories for those products for each patent practiced by
the products  licensed  under  this Subsection 3.5, (2)            realized from
the sale of such products, and (3) the royalty rate that would have applied under any separate agreement between the Licensor and the respective acquired party had such party not been acquired. In the event either party (as a Licensee) fails to cure a material breach of this Subsection 3.5 within sixty
(60) days after the date of receipt of written notice of such breach, the other party (as a Licensor) may terminate the licenses granted to the Licensee pursuant to this Subsection 3.5.

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------

       3.6 If an entity ceases to be a Subsidiary, then all rights and licenses granted to that Subsidiary under this Agreement shall automatically terminate.

4.       Have-Made Rights.

         4.1 Subject to Subsection 4.3, any license granted under any of the above provisions to have Printers, Print Mechanisms, typewriters, made by a third-party manufacturer for the use, importation, offer for sale, sale or other disposition by a party or any of its Subsidiaries requesting such making ("the Requesting Party") shall be restricted to all of the following conditions:

                  4.1.1 The designs, specifications and working drawings for the manufacture of such products must be owned and furnished by, and also must originate with the Requesting Party (or with the Requesting Party's contractor, whether or not the contractor is also the third party manufacturer);

                  4.1.2 Unless the Requesting Party's contractor is the third party manufacturer, the designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than adaptation to the production processes and standards normally used by the third-party manufacturer, which adaptation changes the characteristics of such products only to a negligible extent; and

                  4.1.3 Any products made pursuant to this Subsection 4.1 by a third-party manufacturer shall be purchased by the Requesting Party.

                  4.1.4 If a third party contractor or manufacturer originates the designs, specifications and working drawings of Printers, Print Mechanisms, typewriters,

         any patents or patent applications, which are based on inventions made in the contract, and which cover such products or any portion thereof, must be licensable by the Requesting Party to the other party on a royalty-free basis and subject to the terms and conditions of this Agreement.

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------







         4.2 Subject to Subsection 4.3, any license granted under any of the above provisions to have Printer Consumables made by a third-party
manufacturer for the use, importation, offer for sale, sale or other disposition by a party or any of its Subsidiaries requesting such making ("the Requesting Party") shall be restricted to all of the following conditions:

                  4.2.1 The designs, specifications and working drawings for the manufacture of such products must be owned by, furnished by, and originate with the Requesting Party;

                  4.2.2 The designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than minor adaptation to the production processes and standards normally used by the third-party manufacturer, which adaptation changes the characteristics of such products only to a negligible extent; and

                  4.2.3 Any products made pursuant to this Subsection 4.2 by a third party manufacturer shall be purchased by the Requesting Party.

         4.3 Solely with regard to                 any  license  granted   under
any of the above provisions to have Licensed Products made by a third-party manufacturer for the use, importation,offer for sale, sale or other disposition by a party or any of its Subsidiaries requesting such making ("the Requesting Party") shall be restricted to all of the following conditions:

                  4.3.1 The designs, specifications and working drawings for the manufacture of such products must be owned by, furnished by, and originate with the Requesting Party;

                  4.3.2 The designs, specifications and working drawings must be in sufficient detail that substantially no additional designing by the third-party manufacturer is required other than minor adaptation to the production processes

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------

         and standards  normally used by  the  third-party manufacturer,   which
         adaptation changes the characteristics of such products only to a negligible extent; and

                  4.3.3 Any and all products  made  pursuant to this  Subsection
         4.3 by a third-party manufacturer shall be purchased by the Requesting Party.

















5.       Warranty and Disclaimer.

         5.1 Each party warrants that it has the right to grant the licenses set forth in Section 3 hereof. Neither party makes any other representations or warranties, express or implied, nor does either party assume any liability with respect to any infringement of patents or other rights of third parties due to the other party's operation under the licenses granted herein, nor does either party assume any responsibility for enforcement of its patents against third parties.

         5.2 Lexmark warrants that Lexmark International Group, Inc. ("LIG") and its subsidiaries (other than Lexmark or Subsidiaries of Lexmark) currently do not own any patents. In the event LIG itself becomes the owner of any patents, which if owned by Lexmark would be within the scope of the Licensed Patents as defined in this Agreement, Lexmark also warrants that it will cause such patents to be licensed to HP and its Subsidiaries on the same basis as the Licensed Patents.

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------



6. Confidentiality.

         6.1 The parties agree that although the existence of this Agreement is not confidential, the terms are confidential. Each party shall use the same degree of care to prevent disclosure of the terms of this Agreement to any third party as it uses to protect its own most sensitive confidential information. In no event will this obligation of confidentiality preclude any disclosure required by law or by a regulatory authority, provided that prior to making any such disclosure of the terms of this Agreement a party shall promptly consult in advance with the other party and shall use all commercially reasonable efforts to obtain written assurance that confidential treatment will be accorded to such information. If any party determines upon the advice of counsel that this Agreement or any part of it is required to be filed with the Securities and Exchange Commission, the parties agree that: (a) confidential treatment shall be sought for the provisions of the Agreement as indicated by the redacted copy of this Agreement attached hereto as Exhibit 4, (b) the party making the filing shall give the other party the opportunity to review and provide input on the filing and the confidential treatment request, and (c) the filing party will give the other party a copy of any submission. The parties further agree that neither party will issue a press release or otherwise make a public announcement relating to the existence or provisions of this Agreement without the prior written consent of the other party, except as set forth in Exhibit 3 in the case of Lexmark and as may be adapted with respect to company specific information in the case of either HP or Lexmark.

         6.2 Notwithstanding the provisions of Subsection 6.1, if either party determines that a potential Change of Control may take place with regard to a particular third party and that it is reasonably necessary to disclose the terms of Section 7 and Exhibit 2 of this Agreement, then such party may disclose such information, provided such party shall use all commercially reasonably efforts to obtain written assurance that confidential treatment will be accorded such information.

         6.3 In the event of termination of a license under Section 7 of this Agreement, each party may make a public disclosure (subject to the provisions of Subsection 6.1) concerning the termination and the surviving licenses.

7.       Term and Termination.

         7.1 The term of this Agreement shall be from the effective date hereof until the expiration of the last to expire of the patents licensed hereunder.

         7.2 All licenses granted by this Agreement under may be terminated: (a) by HP if a Change of Control, as defined in Exhibit 2, occurs with respect to Lexmark, LIG, or any successor entity to either of them; or (b) by

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------

Lexmark  if  a  Change  of   Control,  as defined  in  Exhibit  2,  occurs  with
respect to HP or any successor entity to it. In order to be effective, such termination must be in accordance with paragraphs 7.2.1 and 7.2.2.

                  7.2.1 Any termination pursuant to this Subsection 7.2 shall be effective as of the date that such Change of Control takes place provided that the party terminating the licenses gives written notice to the other party as set forth in paragraph 7.2.2.

                  7.2.2 Each party shall give the other party prompt written notice of the occurrence of a Change of Control of such party. The party seeking to terminate licenses pursuant to this Subsection 7.2 must provide the terminated party with written notice of termination within ninety (90) days of the date of receipt of the notice of the occurrence of a Change of Control or the licenses shall remain in effect.

                  7.2.3 Notwithstanding any provisions to the contrary, in the event of a termination of licenses pursuant to this Section 7, the terminating party (as a Licensor) hereby grants to the terminated party (as a Licensee) and its Subsidiaries a worldwide, royalty-free, non-exclusive license under to make, have made (as provided in Section 4), use, import, offer for sale, sell or otherwise dispose of Licensed Products as follows:

                  (a) Printer Accessories, Printer Service Items, Printer Consumables, Customized OEM Consumables, Printer Consumable Components, Print Media, and Printer Consumable Material: (i) for a period







                  (b) Printers, Print Mechanisms, and typewriters for a period




                  7.2.4 Any termination of licenses  pursuant to this Subsection
         7.2 shall not relieve the party whose licenses are terminated of any obligation or liability accrued hereunder, and such termination shall not affect in any manner any licenses or other rights granted to the other party under this Agreement. In the event of the termination of any patent licenses under this Subsection 7.2, all other rights and obligations under this Agreement shall remain in effect.

HP Confidential                                             Lexmark Confidential

                                   EXHIBIT 4
                                   ---------

          7.3 Except as otherwise provided in this Section 7 and in Subsection 3.5, in the event either party fails to cure or is unable to cure a material breach of this Agreement within sixty (60) days after receipt of written notice of such breach, the other party may bring an action for breach under this Subsection 7.3. The non-breaching party shall be entitled only to damages and/or injunctive relief, except in cases where damages and/or injunctive relief would not be equitable for a particular material breach. In any such case, upon a final judicial determination that a material breach has occurred and was not timely cured or cannot be cured as provided in this Subsection 7.3 and that other relief is not equitable, the
     breaching party's licenses under                                     may be
     terminated effective as of the date of receipt of written notice of such material breach by the breaching party. The parties agree that in the event of such a termination of the breaching party's licenses under the  non-breaching  party shall only be
     licensed under the breaching  party's
     entitled to a first effective filing date prior to the effective date of such termination. The parties further agree that in no event shall any remedy for breach include termination of the licenses to either party under such licenses
     and all the limitations and obligations associated with those licenses shall remain in effect.

8.       Miscellaneous.

         8.1 Merger: This Agreement (including attached Exhibits 1, 2, 3 and 4) constitutes the entire Agreement between the parties relating to








        and  to  this  extent  supersedes  all  prior   proposals,   agreements,
representations and other communications between the parties with respect to


         8.2 Amendment: No change in the provisions of this Agreement shall   be
valid unless in writing and signed by both parties.

         8.3 Assignment: Neither party may assign, sublicense, or otherwise transfer its rights and obligations under this Agreement to any party at any time under any circumstances, without the prior written consent of the other party, including, without limitation, in the event of a Change of Control (as defined in Exhibit 2) or by operation of law; provided, however, that (a) with respect to an assignment by operation of law, the consent of HP shall not be unreasonably withheld in any of the following cases: (i) a consolidation of Lexmark with LIG in which neither Lexmark nor LIG survives, (ii) a merger of Lexmark with a Lexmark Qualified Subsidiary in which Lexmark is not the surviving corporation, or (iii) a merger of Lexmark with a subsidiary of LIG (other than Lexmark) in which Lexmark is not the surviving corporation and such LIG subsidiary is subject to jurisdiction in the United States, was formed exclusively to acquire Lexmark

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------


and has no operating assets or independent business operations; and (b) with respect to an assignment by operation of law, the consent of Lexmark shall not be unreasonably withheld in either of the following cases:(i)a consolidation of HP with an HP Qualified Subsidiary in which neither HP nor the HP Qualified Subsidiary survives, or (ii) a merger of HP into an HP Qualified Subsidiary in which HP is not the surviving corporation.


                  8.3.1 For purposes of this Subsection 8.3, "Lexmark Qualified Subsidiary" means a Lexmark (a) wholly-owned subsidiary, (b) less than wholly-owned but at least majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary, or (c) Subsidiary, the only shares of which that are owned by Persons other than Lexmark or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements.

                  8.3.2 For  purposes  of this  Subsection  8.3,  "HP  Qualified
         Subsidiary" means an HP (a) wholly-owned subsidiary, (b) less than wholly-owned but at least majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary, or (c) Subsidiary, the only shares of which that are owned by Persons other than HP or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements.

                  8.3.3 Any permitted successors or assigns of either party shall be bound by the terms and conditions of this Agreement.

         8.4 Neither party shall assign or convey any of its Licensed Patents (or applications therefor) unless such assignment or conveyance is made subject to the terms and conditions of this Agreement.

         8.5 Disputes: With regard to any dispute arising out of this Agreement, the parties shall first attempt to settle the same by means of amicable, sensible and generally reasonable discussions and/or negotiations held between the parties for at least sixty (60) days before filing any suit or action.

         8.6 Waiver: The failure or delay of either party in exercising any of its rights hereunder, including any rights with respect to a breach of any obligation to pay royalties by the other party, shall in no way operate as a waiver of such rights or prevent the assertion of such rights with respect to any later breach or default by such other party.

         8.7 Exhibits: Exhibits 1, 2, 3 and 4 referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------

         8.8 Headings and Days: The headings used in this Agreement are for reference and convenience only and shall not be used in interpreting the provisions of this Agreement. All references to "days" in this Agreement shall mean calendar days unless otherwise stated.

         8.9 No Other Licenses: Nothing contained in this Agreement shall be deemed to grant, either directly or by implication, estoppel, or otherwise, any licenses under patents or other intellectual property rights other than as specifically provided in this Agreement.

         8.10 Unenforceability: Should any provision of this Agreement be held unenforceable, such holding shall not affect the validity and enforceability of the remaining provisions of this Agreement.

         8.11 Notice: Any notice or acceptance provided for in this Agreement shall be in writing and (except as otherwise provided in Subsection 3.5, 7.2 and 7.3) shall be deemed to have been given on the date such communication is deposited in certified or registered first class mail, in an appropriately stamped envelope, addressed as follows (or to such other address as a party shall designate by written notice given to the other party):

                  Director of Patents and Licenses
                  Legal Department
                  Hewlett-Packard Company
                  3000 Hanover Street
                  Palo Alto CA  94303

                  General Counsel
                  Lexmark International, Inc.
                  740 New Circle Road, N.W.
                  Lexington, Kentucky  40511

          8.12 Waiver and Release: The parties hereto acknowledge the existence of Section 1542 of the Civil Code of the State of California which reads as follows:

         A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

The parties hereby respectively expressly waive and relinquish all rights and benefits under Section 1542, and any law or legal principle of similar effect in any jurisdiction, with respect to the releases granted in Subsection 3.1.

          8.13 Choice of Law: This Agreement shall be governed by the laws of the State of California.

HP Confidential                                             Lexmark Confidential


                                   EXHIBIT 4
                                   ---------


In Witness Whereof, the parties hereto have caused this Agreement to be executed by their duly authorized representatives on the day and year first set forth above.




Hewlett-Packard Company                       Lexmark International, Inc.

By:______________________________             By: ______________________________

Typed Name:  _____________________            Typed Name: ______________________

Title: ____________________________           Title:  __________________________

Date: ____________________________            Date:  ___________________________

HP Confidential                                             Lexmark Confidential


                                    EXHIBIT 1
                                    ---------

HP Confidential                                             Lexmark Confidential


                                    EXHIBIT 2
                                    ---------

         "Actual  Voting  Power" with  respect to a  corporation  shall mean the
          ---------------------
         total number of votes that may be cast in the election of directors (or other managing authority if not a corporation) of such corporation at any meeting of stockholders of such corporation, assuming all shares of common stock and other securities of such corporation entitled to vote generally in the election of directors of such corporation were present and voted at such meeting, other than votes that may be cast only by one class or series of stock (other than common stock) upon the happening of a contingency. Options and other convertible securities, prior to the exercise or conversion of any such securities, shall not count for the purposes of determining "Actual Voting Power" in this
         Exhibit 2.

         "Affiliate"  shall mean, when used with respect to a specified  Person,
         -----------
         another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified.







         A "Change of Control" shall have occurred with respect to an entity for
           -------------------
         the purposes of this Agreement if any one or more of the following shall occur:

                           (1) The entity or any of its Subsidiaries shall consolidate with, or merge with and into, any other Person and the other Person shall be the continuing or surviving corporation (other than with any of its or, if the entity is Lexmark, its parent holding company's (A) wholly-owned subsidiaries, (B) less than wholly-owned but at least a majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any oral or written agreement with a Person which is not a Subsidiary, or (C) Subsidiary, the only shares of which that are owned by Persons other than the entity or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements), and as a part of such transaction such other Person or its Subsidiaries or shareholders become the owner of Equity Securities representing more than fifty percent (50%) of the Actual Voting Power of the entity.

HP Confidential                                             Lexmark Confidential
















                           (2) Any Person or any of its Subsidiaries shall consolidate with the entity, or merge with and into the entity and the entity shall be the continuing or surviving corporation of such consolidation or merger (other than any consolidation or merger with any of such entity's or, if the entity is Lexmark, its parent holding company's (A) wholly-owned subsidiaries, (B) less than wholly-owned but at least a majority-owned subsidiary so long as any such merger or consolidation is undertaken predominantly for corporate structuring purposes and not pursuant to any written or oral agreement with any Person which is not a Subsidiary or, (C) Subsidiary, the only shares of which that are owned by Persons other than the entity or any of its Subsidiaries are directors' qualifying shares or shares owned solely to satisfy local law ownership requirements) and, in connection with such consolidation or merger, all or part of the capital stock shall be changed into or exchanged for stock or other securities of any Person (including the entity) or cash or any other property, and as a part of such transaction such other Person or its Subsidiaries or shareholders become the owner of Equity Securities representing more than fifty percent (50%) of the Actual Voting Power of the entity.

HP Confidential                                             Lexmark Confidential

























                           (6) An entity  shall  file a  voluntary  petition  in
                  bankruptcy or a Person shall file in a court of competent jurisdiction an involuntary petition in bankruptcy against an entity and such involuntary petition is not withdrawn, dismissed or stayed within ninety (90) days thereafter.

                           (7) An entity which is insolvent  shall be liquidated
                  or dissolved; provided, however, that a merger in which the entity is not the surviving or resulting corporation does not constitute a dissolution within the meaning of this subparagraph (7).

HP Confidential                                             Lexmark Confidential











         "Control,  "controlled  by" and "under common  control with" shall mean
         --------   ----------------
         possession, directly or indirectly, of power to direct or cause the direction of management or policies, whether through ownership of securities or partnership, limited liability company or other ownership interests, by contract or otherwise.

         "Equity Securities" shall mean any securities of a corporation entitled
         -------------------
         to vote generally in the election of directors of such corporation (or if not a corporation, for election of a similar managing body).














         "Person" shall mean any individual,  firm,  corporation,  including HP,
         --------
         LIG or Lexmark, partnership, limited liability company, trust, joint venture, "Group" within the meaning of Section 13(d)(3) of the Exchange Act, court, administrative agency or commission or other governmental agency or instrumentality, domestic or foreign, or any arbitrator, of competent jurisdiction, or other entity, and shall include any successor (by merger or otherwise) of such entity.

HP Confidential                                             Lexmark Confidential




















     "Subsidiaries"  means any  corporation or other business  entity in which a
     --------------
     Person now or hereafter owns or controls more than fifty percent (50%) of the outstanding voting stock or other voting rights entitled to elect directors, but such corporation or entity shall be deemed to be a Subsidiary only so long as such ownership or control exists.